Exhibit 99.1

                                  Certification
                         Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
            Section 1350, Chapter 63 of Title 18, United States Code)


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Invacare Corporation, an Ohio corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         (a) The Quarterly Report on Form 10-Q for the quarter ended March
31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-Q.


Dated:  May 9, 2003
                                           /s/ Gregory C. Thompson
                                           -----------------------
                                           Gregory C. Thompson
                                           Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Invacare Corporation and will be retained by Invacare Corporation and furnished to the Securities and Exchange Commission or its staff upon request.